ACQUISITIONS AND OTHER ARRANGEMENTS - Summary of Fair Value of Assets Acquired and Liabilities Assumed for Mallinckrodt Plc (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Mar. 16, 2018
Acquisitions And Collaborations [Line Items]
Goodwill	$ 3,217	$ 3,030	$ 3,002
RECOTHROM and PREVELEAK | Mallinckrodt plc
Acquisitions And Collaborations [Line Items]
Accounts receivable, net				$ 2
Inventories				80
Goodwill				2
Other intangible assets				100
Total assets acquired				$ 184